SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 21, 2003

(Date of earliest event reported)

HILB, ROGAL AND HAMILTON COMPANY

(Exact Name of Registrant as Specified in its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-15981 (Commission File Number)	54-1194795 (IRS Employer Identification No.)

4951 Lake Brook Drive, Suite 500 Glen Allen, Virginia (Address of Principal Executive Offices)	23060 (Zip Code)

Registrant’s telephone number, including area code:

(804) 747-6500

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits.

The following exhibit is furnished pursuant to Item 12 of this report and should not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Exhibit No.

Description

99.1

Press release issued by the Registrant dated July 21, 2003.

Item 9.

Regulation FD Disclosure.

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

On July 21, 2003, the Registrant issued a press release reporting its financial results for the quarter and six months ended June 30, 2003.  A copy of this press release is being furnished as Exhibit 99.1 and is incorporated into Item 12 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILB, ROGAL AND HAMILTON COMPANY

(Registrant)

Date:  July 21, 2003

By: /s/ Carolyn Jones

Carolyn Jones

Senior Vice President, Chief Financial Officer

   and Treasurer

Exhibit Index

Exhibit No.

Description

99.1

Press release issued by the Registrant dated July 21, 2003.